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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                                 October 9, 2000

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                                DIGITAL LAVA INC.
             (Exact name of registrant as specified in its charter)

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            DELAWARE                     1-14831               95-4584080
  (State or other jurisdiction         (Commission          (I.R.S. Employer
of incorporation or organization)     File Number)         Identification No.)


      13160 MINDANAO WAY, SUITE 350
           MARINA DEL REY, CA                                   90292
(Address of Principal Executive Offices)                      (Zip Code)

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                                 (310) 577-0200
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              (Registrant's telephone number, including area code)


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         (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 5.       OTHER EVENTS

     Digital Lava Inc. announced that its common stock will begin trading on The Nasdaq Stock Market under the symbol "DGLV" beginning Thursday, October 12, 2000. Digital Lava's common stock will cease trading on the American Stock Exchange under the symbol "DGV" on Wednesday October 11, 2000.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1.    Press release dated October 9, 2000


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DIGITAL LAVA INC.


Date: October 10, 2000                      By: /s/ DANNY GAMPE
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                                                Name: Danny Gampe
                                                Title: Chief Financial Officer